Exhibit 10.79

FIRST AMENDMENT TO MASTER CONVERSION AGREEMENT

This First Amendment to Master Conversion Agreement (“Agreement”) dated February 14, 2011, is between The Pantry, Inc., a Delaware corporation with offices at 305 Gregson Drive, Cary, NC 27511 (“PANTRY”), and Marathon Petroleum Company LP (f/k/a Marathon Petroleum Company LLC), a Delaware limited partnership with offices at 539 South Main Street, Findlay, Ohio 45840 (“MPC”), each a “Party” and together, the “Parties”.

WHEREAS, MPC and PANTRY entered into a Master Conversion Agreement dated July 26, 2010 (the “Agreement”); and

WHEREAS, the Parties have agreed to amend the Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements set out below, the Parties agree:

1.           The Agreement is amended as follows:

(a)	Section 1(l) of the Agreement is deleted in its entirety and the following is substituted for it:

“(l)           “Minimum Monthly [***] Volume” means [***] gallons of [***] purchased by PANTRY directly from MPC at the Designated Terminals.”

(b)	Section 3(a)(3) of the Agreement is deleted in its entirety and the following is substituted for it:

“(3)           MPC will document all reimbursements made to PANTRY
pursuant to Section 3(a)(1) and 3(a)(2), which shall serve as the basis upon which MPC and PANTRY will confirm, in writing, the full and final amount of the Image Investment, which confirmation shall be completed on the later of (i) [***], or (ii) the [***].”

(c)	Exhibit A to the Agreement is deleted in its entirety and Exhibit A attached hereto is substituted for it.

(d)	Exhibit B to the Agreement is deleted in its entirety and Exhibit B attached hereto is substituted for it.

2.           This Amendment shall be effective as of July 1, 2010.

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

3.           All capitalized terms used herein and not otherwise defined or redefined herein shall have the meanings assigned to them in the Agreement, and all terms defined or redefined herein shall be given the meaning set out herein.

4.           This Amendment may be executed in counterparts, each of which will be deemed to be an original and taken together shall be considered as one document.

5.           As amended hereby, the Agreement remains in full force and effect as the legal, binding obligation of the Parties, enforceable in accordance with its terms.

IN WITNESS WHEREOF, the Parties have executed this First Amendment to Master Conversion Agreement on the day and year first written.

THE PANTRY, INC. (“PANTRY”)	MARATHON PETROLEUM COMPANY LP (“MPC”) By: MPC Investment LLC, its general partner

By /s/ Terrance Marks	By /s/ R. D. Hessling
Its President and Chief Executive Officer	Its District Manager

STATE OF NC           )
         ) SS.
COUNTY OF Wake  )

On this 8th day of February, 2011, before me, the undersigned Notary Public in and for said County and State, came Terrance Marks, who did s , under oath, that he is President and Chief Executive Officer of The Pantry, Inc., a Delaware corporation, and that he executed this First Amendment to Master Conversion Agreement on behalf of and with the authority of said corporation, with full knowledge of its contents and as its free act and deed.

IN WITNESS WHEREOF, I have hereunto affixed my hand and seal on the day and year last aforesaid.

/s/ Traca N. Williamson
Notary Public

My Commission expires:

  9/25/2013
           (SEAL)

STATE OF Georgia                         )
                                                           ) SS.
COUNTY OF Gwinnett                   )

On this 14th day of February, 2011, before me, the undersigned Notary Public in and for said County and State, came R. D. Hessling, as District Mager, who did acknowledge that he executed this First Amendment to Master Conversion Agreement on behalf of and with the authority of MPC Investment LLC, general partner of Marathon Petroleum Company LP, with full knowledge of its contents and as its free act and deed.

IN WITNESS WHEREOF, I have hereunto subscribed my name on the day and year last aforesaid.

/s/ Kim M. Davis
Notary Public

My Commission expires:

  2/21/2013
           (SEAL)

EXHIBIT A
TO MASTER CONVERSION AGREEMENT
Dated July 26, 2010
by and between The Pantry, Inc. and
Marathon Petroleum Company LP (f/k/a Marathon Petroleum Company LLC)

Phase 1 Outlets

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_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Page  of Exhibit A to Master Conversion Agreement

EXHIBIT B
TO MASTER CONVERSION AGREEMENT
Dated July 26, 2010
by and between The Pantry, Inc. and
Marathon Petroleum Company LP (f/k/a Marathon Petroleum Company LLC)

Phase 2 Outlets

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_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Page  of Exhibit B to Master Conversion Agreement